STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	24
Beginning Date of Accrual Period	22-Sep-03
End Date of Accrual Period	19-Oct-03
Distribution Date	20-Oct-03
Previous Distribution Date	22-Sep-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	20,079,852.20
Collections of Interest (net of Servicing Fee and principal recoveries)
Servicing Fee	148,766.36
Principal recovery	10,369.13
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	22,626,688.90
Interest Paid to Certificates	259,343.77
Principal Paid to Certificates	20,371,062.46
Equity Certificate	1,847,516.31
Servicing Fee	148,766.36

Balance Reconciliation

Begin Principal Balance	357,039,264.55
Principal Collections (including repurchases)	20,079,852.20
Charge off Amount	291,210.26
End Principal Balance	336,668,202.09

Collateral Performance
Cash Yield (% of beginning balance)	8.53%
Charge off Rate (net of principal recoveries; % of beginning balance)
Net Yield	7.58%

Delinquent Loans
30-59 days principal balance of loan	13,440,766.06
30-59 days number of loans	174
60-89 days principal balance of loan	2,500,833.45
60-89 days number of loans	30
90+ days principal balance of loan	15,272,207.53
90+ days number of loans	181

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,421
Number of HEL outstanding (EOP)	4,222
Number of Loans that went into REO	4
Principal Balance of Loans that went into REO	295,705.75

Overcollateralization
Begin OC Amount	142,530,364.62
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.62

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	1,847,516.31

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.49000%
Class A Pass-Through Rate	1.49000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.07000%
Class M Pass-Through Rate	2.07000%
Available Funds Cap	11.22846%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.326364
2. Principal Distribution per $1,000	26.996915
3. Interest Distribution per $1,000	0.329449

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.49000%
2. Days in Accrual Period	28

3. Class A Interest Due	220,971.02
4. Class A Interest Paid	220,971.02
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	190,674,893.58
2. Class A Principal Due	18,107,641.07
3. Class A Principal Paid	18,107,641.07
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	172,567,252.51

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5125737

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	27.454606
2. Principal Distribution per $1,000	26.996915
3. Interest Distribution per $1,000	0.457690

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.07000%
2. Days in Accrual Period	28

3. Class M Interest Due	38,372.75
4. Class M Interest Paid	38,372.75
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	23,834,006.35
2. Class M Principal Due	2,263,421.39
3. Class M Principal Paid	2,263,421.39
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	21,570,584.96

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0640708